Property, Plant and Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment:
Property, plant and equipment, at cost, consist of the following at December 31, 2013 and 2012 (in thousands):

	Useful Lives (Years)	December 31,
		2013	2012
Land	—	$63,153	$61,123
Land improvements	5 – 30	52,452	51,218
Buildings and improvements	10 – 45	235,929	198,260
Machinery and equipment(a)	2 – 19	1,731,247	1,603,533
Machinery and equipment (major plant components)(b)	20 – 45	688,284	586,433
Long-term mineral rights and production equipment costs	7 – 60	85,514	83,089
Construction in progress	—	115,505	234,948
Total		$2,972,084	$2,818,604

(a)
Consists primarily of (1) short-lived production equipment components, office and building equipment and other equipment with estimated lives ranging 2 – 7 years, and (2) production process equipment (intermediate components) with estimated lives ranging 8 – 19 years.

(b)
Consists primarily of (1) production process equipment (major unit components) with estimated lives ranging 20 – 29 years, and (2) production process equipment (infrastructure and other) with estimated lives ranging 30 – 45 years.

The cost of property, plant and equipment is depreciated generally by the straight-line method. Depreciation expense amounted to $99.3 million, $88.3 million and $83.6 million during the years ended December 31, 2013, 2012 and 2011, respectively. Depreciation expense related to discontinued operations was $8.6 million, $8.7 million and $8.0 million during the years ended December 31, 2013, 2012 and 2011, respectively. Interest capitalized on significant capital projects in 2013, 2012 and 2011 was $6.1 million, $5.8 million and $2.4 million, respectively.
In 2012 we announced our plan to exit the phosphorus flame retardants business, whose products were sourced mainly at our Avonmouth, United Kingdom and Nanjing, China manufacturing sites. In connection with our exit of this business, net property, plant and equipment was written down by $30.9 million, and in the fourth quarter of 2012 we received cash proceeds of $7.7 million from the sale of our Nanjing, China manufacturing site, which resulted in the recognition of a gain of approximately $2 million. See Note 2 “Supplemental Cash Flow Information” and Note 19 “Special Items” for additional details about our exit of the phosphorus flame retardants business.
In the fourth quarter of 2012, we received proceeds of $1.9 million in connection with the sale of land adjacent to our regional offices in Belgium.

In the third quarter of 2010, we purchased certain property and equipment in Yeosu, South Korea in connection with our plans for building a metallocene polyolefin catalyst and trimethyl gallium manufacturing facility. Cash payments related to this acquisition were $6.5 million in 2011.